Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments and Contingencies
9.	Commitments and Contingencies

Energy Purchase Commitments

Talen Energy Supply enters into long-term purchase contracts to supply the coal requirements for its coal-fired generating facilities. These contracts include commitments to purchase coal through 2019. As a result of low market prices and demand for electricity and natural gas, coal utilization has decreased. To mitigate the risk of oversupply, Talen Energy Supply incurred pre-tax charges of $41 million during the nine months ended September 30, 2015 to reduce its contracted coal deliveries in 2015 through 2018. These charges were recorded to “Fuel” on the Statement of Income.

Legal Matters

Talen Energy Supply is involved in legal proceedings, claims and litigation in the ordinary course of business including, but not limited to, the matters identified below. Talen Energy Supply believes that it has meritorious defenses in connection with its current legal proceedings, claims and litigation, and it intends to vigorously contest each of them. However, there can be no assurance that it will be successful in its efforts.

No estimate of the possible loss or range of loss in excess of amounts accrued, if any, can be made at this time regarding any of the matters specifically described below because the inherently unpredictable nature of legal proceedings may be exacerbated by various factors such as ongoing discovery, significant facts that are in dispute, the stage of the proceeding and the wide range of potential outcomes for any such matter.

Other than as described below, in the opinion of management based upon information currently available to Talen Energy Supply, while the outcome of these legal proceedings, claims and litigation is uncertain, the likely results of these legal proceedings, claims and litigation are not expected, either individually or in the aggregate, to have a material adverse effect on Talen Energy Supply’s financial condition or results of operations, although the effect could be material to Talen Energy Supply’s results of operations in any interim reporting period.

Sierra Club Litigation

In March 2013, the Sierra Club and MEIC filed a complaint in the U.S. District Court, District of Montana, Billings Division against Talen Montana and the other Colstrip Steam Electric Station (Colstrip) owners: Avista Corporation, Puget Sound Energy, Portland General Electric Company, NorthWestern Corporation and PacifiCorp. Talen Montana operates Colstrip on behalf of the owners. The complaint alleged certain violations of the Clean Air Act, including New Source Review, Title V and opacity requirements and listed 39 separate claims for relief. The complaint requested injunctive relief and civil penalties on average of $36,000 per day per violation, including a request that the owners remediate environmental damage and that $100,000 of the civil penalties be used for beneficial mitigation projects.

In July 2013, the Sierra Club and MEIC filed an additional Notice of Intent to Sue, identifying additional plant projects that are alleged not to be in compliance with the Clean Air Act and, in September 2013, filed an amended complaint. The amended complaint dropped all claims regarding pre-2001 plant projects, as well as the plaintiffs’ Title V and opacity claims. It did, however, add claims with respect to a number of post-2000 plant projects, which effectively increased the number of projects subject to the litigation by about 40. Talen Montana and the other Colstrip owners filed a motion to dismiss the amended complaint in October 2013. In May 2014, the court dismissed the plaintiffs’ independent Best Available Control Technology claims and their Prevention of Significant Deterioration (PSD) claims for three projects, but denied the owners’ motion to dismiss the plaintiffs’ other PSD claims on statute of limitation grounds. In August 2014, the Sierra Club and MEIC filed a second amended complaint. This complaint includes the same causes of action articulated in the first amended complaint, but in regard to only eight projects done between 2001 and 2013. In September 2014, the Colstrip owners filed an answer to the second amended complaint. Discovery closed in the first quarter of 2015, and in April, the plaintiffs indicated they intend to pursue claims related to only four of the remaining projects. The case has been bifurcated as to liability and remedy, and the liability trial is currently set for May 2016. A trial date with respect to remedy, if there is a finding of liability, has not been scheduled.

Notice of Intent to File Suit

In October 2014, Talen Energy Supply received a notice letter from the Chesapeake Bay Foundation (CBF) alleging violations of the Clean Water Act and Pennsylvania Clean Streams Law at the Brunner Island generation plant. The letter was sent to Brunner Island, LLC and the PADEP and is intended to provide notice of the alleged violations and CBF’s intent to file suit in Federal court after expiration of the 60 day statutory notice period. Among other things, the letter alleges that Brunner Island, LLC failed to comply with the terms of its National Pollutant Discharge Elimination System permit and associated regulations related to the application of nutrient credits to the facility’s discharges of nitrogen into the Susquehanna River. The letter also alleges that PADEP has failed to ensure that credits generated from nonpoint source pollution reduction activities that Brunner Island, LLC applies to its discharges meet the eligibility and certification requirements under PADEP’s nutrient trading program regulations. If a lawsuit is filed by CBF, Talen Energy Supply would expect CBF to seek injunctive relief, monetary penalties, fees and costs of litigation.

Montana Regional Haze

In September 2012, the EPA Region 8 developed a regional haze Federal Implementation Plan (FIP) for Montana. The final FIP assumed no additional controls for Corette or Colstrip Units 3 and 4, but proposed stricter limits for Corette and Colstrip Units 1 and 2. Talen Montana was meeting these stricter permit limits at Corette without any significant changes to operations, although other requirements led to the suspension of operations and retirement of Corette in March 2015. The stricter limits at Colstrip Units 1 and 2 would require additional controls to meet more stringent nitrogen oxides and sulfur dioxide limits, the cost of which could be significant. Both Talen Montana and environmental groups appealed the final FIP to the U.S. Court of Appeals for the Ninth Circuit where oral argument was heard in May 2014. On June 9, 2015, the Ninth Circuit issued a decision that vacated as arbitrary and capricious the portions of the FIP setting stricter emissions limits for Colstrip Units 1 and 2 and Corette. The Ninth Circuit upheld the EPA’s decision not to require further emissions reductions at Colstrip Units 3 and 4. The Ninth Circuit opinion requires the EPA to now reissue a FIP that is consistent with the opinion. Talen Energy Supply does not anticipate a material impact to its financial condition or results of operations from this recent decision.

Colstrip Wastewater Facility Administrative Order on Consent

Talen Montana is party to an Administrative Order on Consent (AOC) with the MDEQ related to operation of the wastewater facilities at the Colstrip power plant. In September 2012, Earthjustice, on behalf of Sierra Club, MEIC, and the National Wildlife Federation, filed an affidavit under Montana’s Major Facility Siting Act (MFSA) that sought review of the AOC by Montana’s Board of Environmental Review. Talen Montana elected to have this proceeding conducted in Montana state district court, and in October 2012, Earthjustice filed a petition for review in Montana state district court in Rosebud County. This matter was stayed in December 2012 pending the outcome of separate litigation where the same environmental groups challenged the AOC in a writ of mandamus. That litigation was resolved in May 2013 when defendants Talen Montana and MDEQ won their motions to dismiss the matter, and the environmental groups did not appeal. In April 2014, Earthjustice filed successful motions for leave to amend the petition for review and to lift the stay. Talen Montana and the MDEQ responded to the amended petition and filed partial motions to dismiss in July 2014, which were denied in October 2014. Discovery closed in October 2015, and a bench trial is set for April 2016.

Regulatory Matters

Talen Energy Supply operates in a highly regulated industry and is subject to regulation by various federal and state agencies and in the various regions where it conducts business. In addition to the regulatory issues discussed below, Talen Energy Supply and its subsidiaries are party to other regulatory proceedings arising in the ordinary course of business or have other regulatory exposure.

Other than as described below, in the opinion of management based upon information currently available to Talen Energy Supply, while the outcome of these regulatory matters and proceedings is uncertain, the likely results are not expected, either individually or in the aggregate, to have a material adverse effect on Talen Energy Supply’s financial condition or results of operations, although the effect could be material to Talen Energy Supply’s results of operations in any interim reporting period.

Proposed Legislation – Pacific Northwest

In the first quarter of 2015, legislation was proposed in the State of Washington to provide a means of cost recovery to utility owners of coal-fired generating facilities who commit to retire such facilities. Talen Energy Supply cannot predict whether any legislation seeking to achieve these objectives will be enacted. Were such legislation to be enacted as proposed, the resulting laws would not be expected to have a material adverse effect on Talen Energy Supply’s financial condition or results of operation.

New Jersey Capacity Legislation

In January 2011, New Jersey enacted a law (the Act) that Talen Energy Supply believes would intervene in the wholesale capacity market to create incentives for the development of new, in-state electricity generation facilities even when, under the FERC-approved PJM economic model, such new generation would not be economic. The Act could have the effect of depressing capacity prices in PJM in the short term, which could impact Talen Energy Supply’s revenues, and also could harm the long-term ability of the PJM capacity market to encourage necessary generation investment throughout PJM.

In February 2011, certain Talen Energy Supply subsidiaries and several other companies filed a complaint in U.S. District Court in New Jersey challenging the Act on the grounds that it violates the Supremacy and Commerce clauses of the U.S. Constitution and requesting relief barring implementation. In October 2013, the U.S. District Court in New Jersey issued a decision finding the Act unconstitutional under the Supremacy Clause on the grounds that it infringes upon the FERC’s exclusive authority to regulate the wholesale sale of electricity in interstate commerce. The decision was appealed to the U.S. Court of Appeals for the Third Circuit (Third Circuit) by CPV Power Development, Inc., Hess Newark, LLC and the State of New Jersey (the Appellants). In September 2014, the Third Circuit affirmed the District Court’s decision. In December 2014, the Appellants filed a petition for certiorari before the U.S. Supreme Court. In March 2015, the U.S. Supreme Court requested the U. S. Solicitor General to submit briefs expressing its views as to the issues raised in this case. In September 2015, the U.S. Solicitor General filed a brief expressing the view of the United States that the case was rightly decided and that the petition for certiorari should be denied. Talen Energy Supply believes, though no assurances can be given, that the proceeding may be delayed pending the outcome of the Maryland Public Service Commission (MD PSC) action described below. Based upon information currently available to it, Talen Energy Supply cannot estimate a range of reasonably possible losses, if any, related to this matter.

Maryland Capacity Order

In April 2012, the MD PSC ordered (Order) three electric utilities in Maryland to enter into long-term contracts to support the construction of new electricity generating facilities in Maryland, the intent of which, Talen Energy Supply believed, was to encourage the construction of new generation even when, under the FERC-approved PJM economic model, such new generation would not be economic. The MD PSC action could have the effect of depressing capacity prices in PJM in the short term, which could impact Talen Energy Supply’s revenues, and also could harm the long-term ability of the PJM capacity market to encourage necessary generation investment throughout PJM.

In April 2012, Talen Energy Supply subsidiaries and several other companies filed a complaint in U.S. District Court (District Court) in Maryland challenging the Order on the grounds that it violates the Supremacy and Commerce clauses of the U.S. Constitution, and requested declaratory and injunctive relief barring implementation of the Order by the MD PSC Commissioners. In September 2013, the District Court issued a decision finding the order unconstitutional under the Supremacy Clause on the grounds that it infringes upon the FERC’s exclusive authority to regulate the wholesale sale of electricity in interstate commerce. The decision was appealed to the U.S. Court of Appeals for the Fourth Circuit (Fourth Circuit) by CPV Power Development, Inc. and the State of Maryland (the Appellants). In June 2014, the Fourth Circuit affirmed the District Court’s opinion and subsequently denied the Appellants’ motion for rehearing. In December 2014, the Appellants filed a petition for certiorari before the U.S. Supreme Court. In March 2015, the U.S. Supreme Court requested the U.S. Solicitor General to submit briefs expressing its views as to the issues raised in this case. In September 2015, the U.S. Solicitor General filed a brief expressing the view of the United States that the case was rightly decided and that the petition for certiorari should be denied. In October 2015, the U.S. Supreme Court granted certiorari of the case, and briefing and oral arguments are being scheduled. Based upon information currently available to it, Talen Energy Supply cannot estimate a range of reasonable possible losses, if any, related to this matter.

Pacific Northwest Markets

Talen Energy Marketing and Talen Montana made spot market bilateral sales of power in the Pacific Northwest during the period from December 2000 through June 2001. Several parties subsequently claimed refunds at FERC as a result of these sales. In June 2003, the FERC terminated proceedings to consider whether to order refunds for spot market bilateral sales made in the Pacific Northwest, including sales made by Talen Montana, during the period December 2000 through June 2001. In August 2007, the U.S. Court of Appeals for the Ninth Circuit reversed the FERC’s decision and ordered the FERC to consider additional evidence. In October 2011, the FERC initiated proceedings to consider additional evidence. In June 2015, the United States Court of Appeals for the Ninth Circuit held oral arguments on an appeal from the FERC’s October 2011 order setting out the remand process that the FERC has followed from 2011 to the present. A decision from the Ninth Circuit is expected before the end of 2015.

In July 2012, Talen Montana and the City of Tacoma, one of the two parties claiming refunds at FERC, reached a settlement whereby Talen Montana paid $75 thousand to resolve the City of Tacoma’s $23 million claim. The settlement does not resolve the remaining claim outstanding by the City of Seattle for approximately $50 million. Hearings before a FERC Administrative Law Judge (ALJ) regarding the City of Seattle’s refund claims were completed in October 2013 and briefing was completed in January 2014. In March 2014, the ALJ issued an initial decision denying the City of Seattle’s complaint against Talen Montana. In May 2015, the FERC issued an order affirming the ALJ’s March 2014 decision.

Although Talen Energy Supply and its subsidiaries believe they have not engaged in any improper trading or marketing practices affecting the Pacific Northwest markets, Talen Energy Supply cannot predict the outcome of the above-described proceedings or whether any subsidiaries will be the subject of any additional governmental investigations or named in other lawsuits or refund proceedings. Consequently, Talen Energy Supply cannot estimate a range of reasonably possible losses, if any, related to this matter.

Electricity – Reliability Standards

The NERC is responsible for establishing and enforcing mandatory reliability standards (Reliability Standards) regarding the bulk power system. The FERC oversees this process and independently enforces the Reliability Standards.

The Reliability Standards have the force and effect of law and apply to certain users of the bulk power electricity system, including electric utility companies, generators and marketers. Under the Federal Power Act, the FERC may assess civil penalties of up to $1 million per day, per violation, for certain violations.

Talen Energy Supply monitors its subsidiaries’ compliance with the Reliability Standards and continues to self-report potential violations of certain applicable reliability requirements and submit accompanying mitigation plans, as required. The resolution of a number of potential violations is pending.

In the course of implementing their programs to ensure compliance with the Reliability Standards by those Talen Energy Supply subsidiaries subject to the standards, certain other instances of potential non-compliance may be identified from time to time. Talen Energy Supply cannot predict the outcome of these matters, and cannot estimate a range of reasonably possible losses, if any.

Environmental Matters

Due to the environmental issues discussed below or other environmental matters, it may be necessary for Talen Energy Supply to modify, curtail, replace or cease operation of certain facilities or performance of certain operations to comply with statutes, regulations and other requirements of regulatory bodies or courts. In addition, legal challenges to environmental permits or rules add to the uncertainty of estimating the future cost of these permits and rules.

Other than as described below, in the opinion of management based upon information currently available to Talen Energy Supply, while the outcome of these environmental matters and proceedings is uncertain, the likely results are not expected, either individually or in the aggregate, to have a material adverse effect on Talen Energy Supply’s financial condition or results of operations, although the effect could be material to Talen Energy Supply’s results of operations in any interim reporting period.

Air

CSAPR

The EPA’s CSAPR addresses the interstate transport of fine particulates and ozone by regulating emissions of sulfur dioxide and nitrogen oxide. In accordance with an October 2014 D.C. Circuit Court of Appeals decision, CSAPR establishes interstate allowance trading programs for sulfur dioxide and nitrogen oxide emissions from fossil-fueled plants in two phases: Phase 1 trading commenced in January 2015, and Phase 2 trading is expected to commence in 2017. Legal challenges to CSAPR are on-going in federal and state court and the EPA has committed to issuing a new proposed transport rule addressing nitrogen oxide emissions to satisfy the Clean Air Act good neighbor provisions with respect to the 2008 ozone NAAQS by the end of 2015.

Although Talen Energy Supply does not currently anticipate significant costs to comply with these programs, changes in market or operating conditions, or significant regulatory changes, could result in impacts that are greater than anticipated.

National Ambient Air Quality Standards

In 2008, the EPA revised downward the National Ambient Air Quality Standard (NAAQS) for ozone. As a result, states in the ozone transport region (OTR), including Pennsylvania, Maryland and New Jersey, are required by the Clean Air Act to impose additional reductions in nitrogen oxide emissions based upon reasonably available control technologies (RACT). In 2015, the PADEP is expected to finalize a RACT rule requiring some fossil-fueled plants to operate at more stringent nitrogen oxide emission rates. Maryland coal plants operated at reduced nitrogen oxide emission rates during the 2015 ozone season as a result of an emergency action issued by the Governor(which later became a final rule), and the MDE is developing post-2015 nitrogen oxide regulations for Maryland coal plants that could also be finalized by the end of 2015. MDE and the Governor have been sued by some environmental groups on the grounds that nitrogen oxide regulations developed under the prior Administration, and later withdrawn, were a final agency action. October 2015, the EPA released a final rule that strengthens the NAAQS for ozone. This could lead to even further nitrogen oxide reductions for Talen Energy Supply’s fossil-fueled plants within , and outside of, the OTR. State and federal efforts to address interstate transport issues associated with ozone national ambient air quality standards, including increased pressure by state environmental agencies to further reduce nitrogen oxide emissions from plants with selective catalytic reduction technology could potentially lead to further emission reductions.

In 2010, the EPA finalized a more stringent NAAQS for sulfur dioxide and required states to identify areas that meet the standard and areas that are in “non-attainment” or are unclassifiable. In July 2013, the EPA finalized non-attainment designations for parts of the country where attainment is due by 2018. States are working on designations for other areas pursuant to a consent decree between the EPA and Sierra Club approved in March 2015 with 2017 or 2020 deadlines, depending on which designation methodology (modeling or monitoring) is selected.

In December 2012, the EPA issued final rules that tighten the annual NAAQS for fine particulates. The rules were challenged by industry groups, and in May 2014 the D.C. Circuit Court of Appeals upheld them. In January 2015, the EPA published a final rule establishing area designations under the standard. Non-attainment areas in Pennsylvania were identified; however, the EPA subsequently approved state implementation plan revisions that improved these classifications.

Until final rules are promulgated, all non-attainment designations are finalized and state compliance plans are developed, Talen Energy Supply cannot predict the ultimate outcome of the new NAAQS for ozone, sulfur dioxide and particulate matter on its fleet or plants or whether they may have a material adverse effect on Talen Energy Supply’s financial condition or results of operations. Talen Energy Supply anticipates that some of the measures required for compliance with the CSAPR (as discussed above), or the MATS and Regional Haze Rules (as discussed below), will help to achieve compliance.

MATS

In February 2012, the EPA finalized a rule (known as the MATS Rule) requiring reductions of mercury and other hazardous air pollutants from fossil-fuel fired power plants by April 2015 with one-and two-year extension opportunities. The rule was challenged by industry groups and states and was upheld by the D.C. Circuit Court of Appeals in April 2014. The U.S. Supreme Court agreed to review this decision and issued its decision in June 2015 finding that the EPA acted unreasonably by refusing to consider costs when determining whether the MATS regulation was appropriate and necessary. The MATS Rule remains in effect pending further actions by the D.C. Circuit Court of Appeals and the EPA. Apart from the EPA’s MATS Rule, several states including Montana and Maryland, have enacted regulations requiring mercury emission reductions from coal plants in those states.

Regional Haze and Visibility

The EPA’s regional haze programs were developed under the Clean Air Act to eliminate man-made visibility degradation by 2064. Under the programs, states are required to make reasonable progress every decade, through the application, among other things, of Best Available Retrofit Technology (BART) on power plants commissioned between 1962 and 1977. The primary power plant emissions affecting visibility are sulfur dioxide, nitrogen oxides and particulates. To date, the focus of regional haze regulation has been primarily on the western U.S. The EPA is also working to address regional haze in Texas. A federal plan was proposed in December 2014 with an emphasis on coal plants. Minimal impacts are anticipated to Talen’s gas fleet in Texas.

As for the eastern U.S., the EPA had determined that region-wide reductions under the CSAPR trading program could, in most instances, be utilized under state programs to satisfy BART requirements for sulfur dioxide and nitrogen oxides. However, the EPA’s determination is being challenged by environmental groups. In September 2015, the third Circuit Court of Appeals vacated portions of the EPA’s approval of Pennsylvania’s regional haze State Implementation Plan and remanded to EPA the rule for further consideration. Talen Energy Supply is unable to determine at this time the future impacts of Regional Haze on Talen Energy Supply plants in the eastern U.S. will have a material adverse effect on Talen Energy Supply’s financial conditions or results of operations. See “Legal Matters” above for information on a legal decision recently issued by the Ninth Circuit Court of Appeals in a case challenging EPA’s final Regional Haze Federal Implementation Plan for Montana.

New Source Review (NSR)

The EPA has continued its NSR enforcement efforts targeting coal-fired generating plants. The EPA has alleged that modification of these plants has increased their emissions and, consequently, that they are subject to stringent NSR requirements under the Clean Air Act. Talen Energy Supply has responded to several information requests from the EPA, but has received no further substantive communications from the EPA related to those requests since providing their responses. See “Legal Matters” above for information on a lawsuit filed by environmental groups in March 2013 against Talen Montana and other owners of Colstrip related to NSR.

Climate Change

Physical effects associated with climate change could include the impact of changes in weather patterns, such as storm frequency and intensity, and the resultant potential damage to Talen Energy Supply’s generation assets, as well as impacts on Talen Energy Supply’s customers. In addition, changed weather patterns could potentially reduce annual rainfall in areas where Talen Energy Supply has hydroelectric generating facilities or where river water is used to cool its fossil and nuclear powered generators. Federal and state initiatives to prepare energy assets and infrastructure for the impacts of climate change, such as those actions driven by President Obama’s 2013 Climate Action Plan (discussed further below), could result in binding obligations to protect these assets.

Talen Energy Supply cannot currently predict whether its businesses will experience these potential risks or whether any related costs will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

GHG Regulations & Tort Litigation

As a result of the April 2007 U.S. Supreme Court decision that the EPA has authority under the Clean Air Act to regulate carbon dioxide emissions from new motor vehicles, in April 2010, the EPA and the U.S. Department of Transportation issued new light-duty vehicle emissions standards that applied beginning with 2012 model year vehicles. The EPA also clarified that this standard, beginning in 2011, authorized regulation of carbon dioxide emissions from stationary sources under the NSR and Title V operating permit provisions of the Clean Air Act. The EPA’s rules were challenged in court and in June 2014 the U.S. Supreme Court ruled that the EPA has the authority to regulate carbon dioxide emissions under these provisions of the Clean Air Act, but only for stationary sources that would otherwise have been subject to these provisions due to significant increases in emissions of other regulated pollutants. As a result, any new sources or major modifications to an existing GHG source causing a net significant increase in carbon dioxide emissions must comply with BACT permit limits for carbon dioxide if it would otherwise be subject to BACT or lowest achievable emissions rate limits due to significant increases in other regulated pollutants. EPA is expected to propose a de minimis threshold for such permits in June 2016.

In June 2013, President Obama released his Climate Action Plan reiterating the goal of reducing GHG emissions in the U.S. through such actions as regulating power plant emissions, promoting increased use of renewables and clean energy technology, and establishing more restrictive energy efficiency standards. Since that time, the EPA has proposed and finalized regulations for existing and new power plants. The EPA’s final rules addressing GHG emissions for new and existing power plants were published in the Federal Register in October 2015 along with a proposed federal implementation plan that would apply to any states that fail to submit an acceptable state implementation plan for the existing plant rule. The new and existing plant rules are being challenged in federal court. Comments are due to the EPA on the federal implementation plan proposal by January 2016. Implementation of the new and existing power plant rules could have a significant industry-wide impact, but at this time Talen Energy Supply is unable to determine if the rules will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

A number of lawsuits have been filed asserting common law claims including nuisance, trespass and negligence against various companies with GHG emitting plants and, although the decided cases to date have not sustained claims brought on the basis of these theories of liability, the law remains unsettled on these claims.

Renewable Energy Legislation

Legislation introduced and/or under development in states where Talen Energy Supply operates or competes for energy supply could have a significant impact on Talen Energy Supply’s competitive and financial positions. There are financial, regulatory and operational uncertainties related to the implementation of such renewable energy mandates that will need to be resolved before any impacts can be meaningfully estimated and, as a result, at this time Talen Energy Supply is unable to determine if such renewable energy mandates will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

Water/Waste

Coal Combustion Residuals (CCRs)

In April 2015, the EPA published its final rule regulating CCRs. CCRs include fly ash, bottom ash and sulfur dioxide scrubber wastes. The rule became effective in October 2015. It imposes extensive new requirements, including location restrictions, design and operating standards, groundwater monitoring and corrective action requirements and closure and post-closure care requirements on CCR impoundments and landfills that are located at active power plants and not closed. Under the rule, the EPA will regulate CCRs as non-hazardous under Subtitle D of RCRA and allow beneficial use of CCRs, with some restrictions. This self-implementing rule requires posting of compliance documentation on a publicly accessible website and is only enforceable through citizen suits. Talen Energy Supply expects that its plants using surface impoundments for management and disposal of CCRs, or that previously managed CCRs and continue to manage wastewaters, will be most impacted by the rule. Requirements for covered CCR impoundments and landfills include commencement or completion of closure activities generally between three and ten years from certain triggering events. Talen Energy Supply anticipates incurring capital or operation and maintenance costs prior to that time to address other requirements of the rule, such as groundwater monitoring and disposal facility modifications, or to implement various compliance strategies. The final CCR rule is being challenged in federal court.

Talen Energy Supply continues to review the rule and evaluate financial and operational impacts. During the nine months ended September 30, 2015, $36 million of increases to existing AROs were recorded. Further changes to AROs may be required as estimates are refined and compliance with the rule continues. See Note 15 for information on AROs.

Effluent Limitations Guidelines (ELGs) and Standards

The EPA’s final ELG regulations that revise discharge limitations for steam electric generation wastewater discharge permits were published in the Federal Register in November 2015. The rule will become effective in January 2016. The final limitations are based on the EPA’s review of available treatment technologies and their capacity for reducing pollutants and include new requirements for fly ash and bottom ash transport water and for scrubber wastewater. The EPA’s final ELG regulations contain requirements that could have a material impact on Talen Energy Supply’s coal-fired plants at the present time, Talen Energy Supply is evaluating the new requirements. The new ELG limitations and standards will be implemented as each plant’s discharge permit is renewed. The compliance period for the new requirements is from November 2018 through the end of 2023, based on the date that the permit is renewed and the compliance schedule that is negotiated with the agencies. At this point, Talen Energy Supply is unable to estimate a range of reasonably possible compliance costs or to determine if the new requirements will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

Seepages and Groundwater Infiltration – Pennsylvania and Montana

Seepages or groundwater infiltration were detected at active and retired wastewater basins and landfills at various Talen Energy Supply plants. Talen Energy Supply has completed or is completing assessments of seepages or groundwater infiltration at various facilities and has completed or is working with agencies to respond to notices of violations and implement assessment or abatement measures, where required or applicable. A range of reasonably possible losses cannot currently be estimated and, therefore, Talen Energy Supply in unable to determine if any such abatement measures will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

In August 2012, Talen Montana entered into an Administrative Order on Consent (AOC) with the MDEQ which establishes a comprehensive process to investigate and remediate groundwater seepage impacts related to the wastewater facilities at the Colstrip power plant. The AOC requires that within five years, Talen Montana provide financial assurance to the MDEQ for the costs associated with closure and future monitoring of the waste-water treatment facilities. Talen Montana cannot predict at this time if the actions required under the AOC will create the need to adjust the existing ARO related to this facility. Talen Montana is defending the AOC in court as discussed in “Legal Matters” above.

Clean Water Act/316(b)

The EPA’s final rule for existing facilities became effective in October 2014 and regulates cooling water intake structures and their impact on aquatic organisms. States are allowed considerable authority to make site-specific determinations under the rule which requires existing facilities to choose between several options to reduce impingement and entrainment. Plants already equipped with closed-cycle cooling, an acceptable option, would likely not incur substantial compliance costs. Plants equipped with once-through cooling water systems would likely require additional technology to comply with the rule. Talen Energy Supply is evaluating compliance strategies, but does not presently expect material compliance costs. The EPA’s final rule is being challenged in federal court.

Waters of the United States (WOTUS)

In June 2015, the EPA and the U.S. Army Corps of Engineers (Army Corps) published their final rule redefining the term WOTUS. The rule, which became effective in August 2015, except in the 13 states that were granted a stay by the U.S. District Court for the District of North Dakota, identifies six types of categorically jurisdictional waters and two categories of waters for which case-by-case evaluations are needed to determine whether a “significant nexus” exists. In October 2015, the U.S. Court of Appeals for the Sixth Circuit issued an order preventing the EPA from implementing the rule nationwide. Talen Energy Supply will continue to evaluate the rule, and while no material impacts to Talen Energy Supply’s financial condition or results of operations are anticipated, the redefinition could impact future development actions such as gas infrastructure expansions in the event the stay is lifted. Challenges are on-going in federal and state court.

Superfund and Other Remediation

From time to time, Talen Energy Supply undertakes investigative or remedial actions in response to notices of violations, spills or other releases at various on-site and off-site locations, negotiates with the EPA and state and local agencies regarding actions necessary for compliance with applicable requirements, negotiates with property owners and other third parties alleging impacts from Talen Energy Supply’s operations and undertakes similar actions necessary to resolve environmental matters which arise in the course of normal operations. Based on analysis to date, resolution of these environmental matters is not expected to have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

Future investigation or remediation work at sites currently under review, or at sites not currently identified, may result in additional costs for Talen Energy Supply, but at this time Talen Energy Supply is unable to determine if such investigation/or remediation work will have a material adverse effect on Talen Energy Supply’s financial condition or results of operations.

Other

Nuclear Insurance

The Price-Anderson Act is a United States Federal law which governs liability-related issues and ensures the availability of funds for public liability claims arising from an incident at any of the U.S. licensed nuclear facility. It also seeks to limit the liability of nuclear reactor owners for such claims from any single incident. At September 30, 2015, the liability limit per incident is $13.3 billion for such claims which is funded by insurance coverage from American Nuclear Insurers and an industry retroactive assessment program.

Under the industry retroactive assessment program, in the event of a nuclear incident at any of the reactors covered by The Price-Anderson Act, as amended, Susquehanna Nuclear could be assessed deferred premiums of up to $255 million per incident, payable at a maximum of $38 million per year.

Additionally, Susquehanna Nuclear purchases property insurance programs from NEIL, an industry mutual insurance company of which Susquehanna Nuclear is a member. Effective April 1, 2015, facilities at the Susquehanna plant are insured against property damage losses up to $2.0 billion. Susquehanna Nuclear also purchases an insurance program that provides coverage for the cost of replacement power during prolonged outages of nuclear units caused by certain specified conditions.

Under the NEIL property and replacement power insurance programs, Susquehanna Nuclear could be assessed retrospective premiums in the event of the insurers’ adverse loss experience. This maximum assessment is $55 million. Talen Energy Supply has additional coverage that, under certain conditions, may reduce this exposure.

Guarantees and Other Assurances

In the normal course of business, Talen Energy Supply enters into agreements that provide financial performance assurance to third parties on behalf of certain subsidiaries. Such agreements include, for example, guarantees, stand-by letters of credit issued by financial institutions and surety bonds issued by insurance companies. These agreements are entered into primarily to support or enhance the creditworthiness attributed to a subsidiary on a stand-alone basis or to facilitate the commercial activities in which these subsidiaries engage.

The table below details guarantees provided as of September 30, 2015. “Exposure” represents the estimated maximum potential amount of future payments that could be required to be made under the guarantee. The probability of expected payment/performance for the guarantees described below is remote. There was no recorded liability at September 30, 2015 compared with $13 million at December 31, 2014.

Talen Energy Supply has indemnifications related to sales of assets that are governed by the specific sales agreement and include breach of the representations, warranties and covenants, and liabilities for certain other matters. Talen Energy Supply’s maximum exposure with respect to certain indemnifications and the expiration of the indemnifications cannot be estimated because the maximum potential liability is not capped by the transaction documents and the expiration date is based on the applicable statute of limitations. The exposure and expiration date noted is based on those cases in which the agreements provide for specific limits. The exposure at September 30, 2015 includes amounts related to the sale of the Talen Montana hydroelectric facilities. See Note 6 for additional information related to the sale. Talen Energy Supply’s exposure and related expiration dates are:

	Exposure at September 30, 2015	Expiration Date
Indemnifications for sales of assets	$1,150	2016 - 2025

In connection with the acquisition of RJS Power and the spinoff from PPL, Talen Energy Supply agreed to indemnify PPL and its affiliates following the spinoff for liabilities primarily relating to the Talen Energy Supply business prior to the spinoff, as well as for losses arising out of breaches of Talen Energy Supply’s failure to perform covenants and agreements in the transaction agreements following the spinoff or arising out of breaches by the Riverstone Holders of certain representations and warranties in the transaction agreements. Talen Energy Supply also agreed to indemnify PPL for liabilities relating to the employment or termination of service of PPL employees who primarily supported the Talen Energy Supply business prior to the spinoff (excluding, however, defined benefit pension obligations of PPL employees who terminated service prior to July 1, 2000 or who were not employed by Talen Energy Supply or its subsidiaries at the time of termination). Talen Energy Supply also agreed to indemnify PPL from tax liabilities resulting from actions by Talen Energy Supply following the closing resulting in the transaction failing to qualify for its intended tax-free treatment.

Talen Energy Supply and/or its subsidiaries provide other miscellaneous guarantees through contracts entered into in the normal course of business. These guarantees are primarily in the form of indemnification or warranties related to services or equipment and vary in duration. The amounts of these guarantees often are not explicitly stated, and the overall maximum amount of the obligation under such guarantees cannot be reasonably estimated. Historically, no significant payments have been made with respect to these types of guarantees and the probability of payment/performance under these guarantees is remote.

Talen Energy Supply, on behalf of itself and certain of its subsidiaries, maintains insurance that covers liability assumed under contract for bodily injury and property damage. The coverage provides maximum aggregate coverage of $100 million. This insurance may be applicable to obligations under certain of these contractual arrangements.

9.	Commitments and Contingencies

Energy Purchases, Energy Sales and Other Commitments

Energy Purchase Commitments

PPL Energy Supply enters into long-term energy and energy related contracts which include commitments to purchase:

Contract Type	Maximum Maturity Date
Fuels (a)	2023
Limestone	2030
Natural Gas Storage	2026
Natural Gas Transportation	2032
Power, excluding wind	2021
RECs	2021
Wind Power	2027

(a)	PPL Energy Supply incurred pre-tax charges of $29 million during 2012 to reduce its 2012 and 2013 contracted coal deliveries. These charges were recorded to “Fuel” on the Statement of Income.

Energy Sales Commitments

In connection with its marketing activities or hedging strategy for its power plants, PPL Energy Supply has entered into long-term power sales contracts that extend into 2020, excluding long-term renewable energy agreements that extend into 2038.

See Note 10 for information on the power supply agreements between PPL EnergyPlus and PPL Electric.

Legal Matters

PPL Energy Supply and its subsidiaries are involved in legal proceedings, claims and litigation in the ordinary course of business. PPL Energy Supply and its subsidiaries cannot predict the outcome of such matters, or whether such matters may result in material liabilities, unless otherwise noted.

Sierra Club Litigation

In July 2012, PPL Montana received a Notice of Intent to Sue (Notice) for violations of the Clean Air Act at Colstrip Steam Electric Station (Colstrip) from counsel on behalf of the Sierra Club and the Montana Environmental Information Center (MEIC). An Amended Notice was received on September 4, 2012, and a Second Amended Notice was received in October 2012. A Supplemental Notice was received in December 2012. The Notice, Amended Notice, Second Amended Notice and Supplemental Notice (the Notices) were all addressed to the Owner or Managing Agent of Colstrip, and to the other Colstrip co-owners: Avista Corporation, Puget Sound Energy, Portland General Electric Company, Northwestern Energy and PacificCorp. The Notices allege certain violations of the Clean Air Act, including New Source Review, Title V and opacity requirements.

On March 6, 2013, the Sierra Club and MEIC filed a complaint against PPL Montana and the other Colstrip co-owners in the U.S. District Court, District of Montana, Billings Division. PPL Montana operates Colstrip on behalf of the co-owners. The complaint is generally consistent with the prior Notices and lists 39 separate claims for relief. All but three of the claims allege Prevention of Significant Deterioration (PSD) related violations under the federal Clean Air Act for various plant maintenance projects completed since 1992. For each such project or set of projects, there are separate claims for failure to obtain a PSD permit, for failure to obtain a Montana AirQuality Permit to operate after the project(s) were completed and for operating after completion of such project(s) without “Best Available Control Technology”. The remaining three claims relate to the alleged failure to update the Title V operating permit for Colstrip to reflect the alleged major modifications described in the other claims, allege that the previous Title V compliance certifications were incomplete because they did not address the major plant modifications, and that numerous opacity violations have occurred at the plant since 2007. The complaint requests injunctive relief and civil penalties on average of $36,000 per day per violation, including a request that the owners remediate environmental damage and that $100,000 of the civil penalties be used for beneficial mitigation projects.

In July 2013, the Sierra Club and MEIC filed an additional Notice, identifying additional plant projects that are alleged not to be in compliance with the Clean Air Act and, in September 2013, filed an amended complaint. The amended complaint dropped all claims regarding pre-2001 plant projects, as well as the plaintiffs’ Title V and opacity claims. It did, however, add claims with respect to a number of post-2000 plant projects, which effectively increased the number of projects subject to the litigation by about 40. PPL Montana and the other Colstrip owners filed a motion to dismiss the amended complaint in October 2013. In May 2014, the court dismissed the plaintiffs’ independent Best Available Control Technology claims and their Prevention of Significant Deterioration (PSD) claims for three projects, but denied the owners’ motion to dismiss the plaintiffs’ other PSD claims on statute of limitation grounds. On August 27, 2014, the Sierra Club and MEIC filed a second amended complaint. This complaint includes the same causes of action articulated in the first amended complaint, but alleges those claims in regard to only eight projects at the plant between 2001 and 2013. On September 26, 2014, the Colstrip owners filed an answer to the second amended complaint. Discovery is ongoing. In January 2015, trial as to liability in this matter was rescheduled to November 16, 2015. A trial date with respect to remedies, if there is a finding of liability, has not been scheduled. PPL Montana believes it and the other co-owners have numerous defenses to the allegations set forth in this complaint and will vigorously assert the same, PPL Montana cannot predict the ultimate outcome of this matter at this time.

Notice of Intent to File Suit

On October 20, 2014, PPL Energy Supply received a notice letter from the Chesapeake Bay Foundation (CBF) alleging violations of the Clean Water Act and Pennsylvania Clean Streams Law at the Brunner Island generation plant. The letter was sent to PPL Brunner Island and the PADEP and is intended to provide notice of the alleged violations and CBF’s intent to file suit in Federal court after expiration of the 60 day statutory notice period. Among other things, the letter alleges that PPL Brunner Island failed to comply with the terms of its National Pollutant Discharge Elimination System permit and associated regulations related to the application of nutrient credits to the facility’s discharges of nitrogen into the Susquehanna River. The letter also alleges that PADEP has failed to ensure that credits generated from nonpoint source pollution reduction activities that PPL Brunner Island applies to its discharges meet the eligibility and certification requirements under PADEP’s nutrient trading program regulations. If a court-approved settlement cannot be reached, CBF plans to seek injunctive relief, monetary penalties, fees and costs of litigation. PPL Energy Supply cannot predict the outcome of this matter.

Proposed Legislation – Pacific Northwest

In the first quarter of 2015, legislation was proposed in the State of Oregon to eliminate, over time, the sale of electricity in Oregon from coal-fired generating facilities, and in the State of Washington to provide a means of cost recovery to utility owners of coal-fired generating facilities who commit to retire such facilities. Both proposals are in their earliest stages of consideration and PPL and PPL Energy Supply cannot predict whether any legislation seeking to achieve the objectives of the Oregon or Washington legislation will be enacted. Were such legislation to be enacted as proposed, such laws, either individually or collectively, would not be expected to have a material adverse effect on PPL Energy Supply’s financial condition or results of operation.

Regulatory Issues

Potential Impact of Financial Reform Legislation

The Dodd-Frank Act amended the Commodity Exchange Act (CEA) to include provisions that impose regulatory reporting requirements for most over-the-counter derivative transactions, and in the future will require many such transactions to be executed through an exchange and to be centrally-cleared. The Dodd-Frank Act amendments to the CEA also provide that the U.S. Commodity Futures Trading Commission (CFTC) may impose collateral (margin) requirements for over-the-counter derivative transactions that are not cleared, as well as establish speculative position limits for nonfinancial commodity derivatives and regulatory capital requirements for certain types of entities that enter into non-cleared swaps. The CFTC and the banking regulators continue to finalize rules implementing the major provisions in the Dodd-Frank Act.

PPL Energy Supply is not required to register as either a “swap dealer” or “a major swap participant” under the new regulatory regime. Consequently, PPL Energy Supply is not subject to the extensive regulatory requirements applicable to such registered entities, including Business Conduct Standards and other complex requirements under CFTC regulations. Nonetheless, the Dodd-Frank Act and implementing regulations have imposed on PPL Energy Supply additional and costly compliance, recordkeeping, reporting and documentation requirements.

In the future, PPL Energy Supply may be required to post additional collateral (margin) for over-the-counter derivatives transactions that are not cleared. In addition, PPL Energy Supply could face significantly higher operating costs if it or its counterparties are subject to certain regulations implementing the Dodd-Frank Act which are expected to be finalized during 2015. On January 12, 2015, President Obama signed into law a broad legislative exemption from the margin requirements for non-cleared swaps to which a commercial end-user is a counterparty. While the specifics of this new legislative exemption must be reconciled with proposed but not yet finalized margin regulations, PPL Energy Supply does not anticipate being subject to direct regulatory margin requirements associated with its non-cleared swap transactions. Instead, PPL Energy Supply’s swap counterparties likely will continue to require posting of collateral and other forms of credit support (subject to unsecured thresholds and industry-standard documentation) for certain of PPL Energy Supply’s non-cleared swap activities.

Additionally, the regulatory burdens and costs that the Dodd-Frank Act regulations impose on market participants could limit PPL Energy Supply’s non-cleared swap transactions, or could cause decreased liquidity in the over-the-counter swap markets, as the CFTC’s speculative position limits rules for nonfinancial commodity derivatives are finalized and implemented, and as financial institutions and other market participants discontinue proprietary trading operations or dealing activity in certain swaps markets. Such increased costs and decreased liquidity could make it more difficult for PPL Energy Supply to successfully and cost-efficiently meet commercial risk hedging targets. PPL Energy Supply will continue to evaluate the Dodd-Frank Act provisions of the CEA, and implementing regulations, but could incur significant costs related to ongoing compliance with the law and regulations.

New Jersey Capacity Legislation

In January 2011, New Jersey enacted a law that intervenes in the wholesale capacity market exclusively regulated by the FERC (the Act). To create incentives for the development of new, in-state electricity generation facilities, the Act implemented a long-term capacity agreement pilot program (LCAPP). The Act requires New Jersey utilities to pay a guaranteed fixed price for wholesale capacity, imposed by the New Jersey Board of Public Utilities (BPU), to certain new generators participating in PJM, with the ultimate costs of that guarantee to be borne by New Jersey ratepayers. PPL Energy Supply believes the intent and effect of the LCAPP is to encourage the construction of new generation in New Jersey even when, under the FERC-approved PJM economic model, such new generation would not be economic. The Act could depress capacity prices in PJM in the short term, impacting PPL Energy Supply’s revenues, and harm the long-term ability of the PJM capacity market to encourage necessary generation investment throughout PJM. In February 2011, the PJM Power Providers Group (P3), an organization in which PPL is a member, filed a complaint before the FERC seeking changes in PJM’s capacity market rules designed to ensure that subsidized generation, such as the generation that may result from the implementation of the LCAPP, will not be able to set capacity prices artificially low as a result of their exercise of buyer market power. In April 2011, the FERC issued an order granting in part and denying in part P3’s complaint and ordering changes in PJM’s capacity rules consistent with a significant portion of P3’s requested changes. Several parties filed appeals of the FERC’s order. In February 2014, the U.S. Court of Appeals for the Third Circuit upheld FERC’s order, and the decision has become final.

In February 2011, PPL and several other generating companies and utilities filed a complaint in U.S. District Court in New Jersey challenging the Act on the grounds that it violates well-established principles under the Supremacy and Commerce clauses of the U.S. Constitution and requesting declaratory and injunctive relief barring implementation of the Act by the BPU Commissioners. In October 2013, the U.S. District Court in New Jersey issued a decision finding the Act unconstitutional under the Supremacy Clause on the grounds that it infringes upon the FERC’s exclusive authority to regulate the wholesale sale of electricity in interstate commerce. The decision was appealed to the U.S. Court of Appeals for the Third Circuit (Third Circuit) by CPV Power Development, Inc., Hess Newark, LLC and the State of New Jersey(the Appellants). In September 2014, the Third Circuit affirmed the District Court’s decision. In December 2014, the Appellants filed a petition for certiorari before the U.S. Supreme Court.

Maryland Capacity Order

In April 2012, the Maryland Public Service Commission (MD PSC) ordered three electric utilities in Maryland to enter into long-term contracts to support the construction of new electricity generating facilities in Maryland, specifically a 661 MW natural gas-fired combined-cycle generating facility to be owned by CPV Maryland, LLC. PPL believes the intent and effect of the action by the MD PSC is to encourage the construction of new generation in Maryland even when, under the FERC-approved PJM economic model, such new generation would not be economic. The MD PSC action could depress capacity prices in PJM in the short term, impacting PPL Energy Supply’s revenues, and harm the long-term ability of the PJM capacity market to encourage necessary generation investment throughout PJM.

In April 2012, PPL and several other generating companies filed a complaint in U.S. District Court (District Court) in Maryland challenging the MD PSC order on the grounds that it violates well-established principles under the Supremacy and Commerce clauses of the U.S. Constitution and requested declaratory and injunctive relief barring implementation of the order by the MD PSC Commissioners. In September 2013, the District Court issued a decision finding the MD PSC order unconstitutional under the Supremacy Clause on the grounds that it infringes upon the FERC’s exclusive authority to regulate the wholesale sale of electricity in interstate commerce. The decision was appealed to the U.S. Court of Appeals for the Fourth Circuit (Fourth Circuit) by CPV Power Development, Inc. and the State of Maryland (the Appellants). In June 2014, the Fourth Circuit affirmed the District Court’s opinion and subsequently denied the Appellants’ motion for rehearing. In December 2014, the Appellants filed a petition for certiorari before the U.S. Supreme Court.

Pacific Northwest Markets

Through its subsidiaries, PPL Energy Supply made spot market bilateral sales of power in the Pacific Northwest during the period from December 2000 through June 2001. Several parties subsequently claimed refunds at FERC as a result of these sales. In June 2003, the FERC terminated proceedings to consider whether to order refunds for spot market bilateral sales made in the Pacific Northwest, including sales made by PPL Montana, during the period December 2000 through June 2001. In August 2007, the U.S. Court of Appeals for the Ninth Circuit reversed the FERC’s decision and ordered the FERC to consider additional evidence. In October 2011, FERC initiated proceedings to consider additional evidence. In July 2012, PPL Montana and the City of Tacoma, one of the two parties claiming refunds at FERC, reached a settlement whereby PPL Montana paid $75 thousand to resolve the City of Tacoma’s $23 million claim. The settlement does not resolve the remaining claim outstanding at December 31, 2014 by the City of Seattle for approximately $50 million. Hearings before a FERC Administrative Law Judge (ALJ) regarding the City of Seattle’s refund claims were completed in October 2013 and briefing was completed in January 2014. In March 2014, the ALJ issued an initial decision denying the City of Seattle’s complaint against PPL Montana. The initial decision is pending review by the FERC.

Although PPL Energy Supply and its subsidiaries believe they have not engaged in any improper trading or marketing practices affecting the Pacific Northwest markets, PPL Energy Supply cannot predict the outcome of the above-described proceedings or whether any subsidiaries will be the subject of any additional governmental investigations or named in other lawsuits or refund proceedings. Consequently, PPL Energy Supply cannot estimate a range of reasonably possible losses, if any, related to this matter.

FERC Market-Based Rate Authority

In 1998, the FERC authorized PPL EnergyPlus to make wholesale sales of electricity and related products at market-based rates. In those orders, the FERC directed PPL EnergyPlus to file an updated market analysis within three years after the order, and every three years thereafter. Since then, periodic market-based rate filings with the FERC have been made by PPL EnergyPlus, PPL Montana and most of PPL Generation’s subsidiaries. In December 2013, PPL Energy Supply and these subsidiaries filed market-based rate updates for the Eastern and Western regions. In June 2014, the FERC accepted PPL Energy Supply’s and its subsidiaries’ updated market power analysis finding that they qualify for continued market-based rate authority in the Western region. In November 2014, the FERC accepted PPL Energy Supply’s updated market power analysis finding that it qualifies for continued market-based rate authority in the Eastern region.

Electricity – Reliability Standards

The NERC is responsible for establishing and enforcing mandatory reliability standards (Reliability Standards) regarding the bulk power system. The FERC oversees this process and independently enforces the Reliability Standards.

The Reliability Standards have the force and effect of law and apply to certain users of the bulk power electricity system, including electric utility companies, generators and marketers. Under the Federal Power Act, the FERC may assess civil penalties of up to $1 million per day, per violation, for certain violations.

Certain subsidiaries of PPL Energy Supply monitor their compliance with the Reliability Standards and continue to self-report potential violations of certain applicable reliability requirements and submit accompanying mitigation plans, as required. The resolution of a number of potential violations is pending. Any Regional Reliability Entity (including RFC or SERC) determination concerning the resolution of violations of the Reliability Standards remains subject to the approval of the NERC and the FERC.

In the course of implementing their programs to ensure compliance with the Reliability Standards by those PPL Energy Supply affiliates subject to the standards, certain other instances of potential non-compliance may be identified from time to time. PPL Energy Supply cannot predict the outcome of these matters, and cannot estimate a range of reasonably possible losses, if any.

In October 2012, the FERC initiated its consideration of proposed changes to Reliability Standards to address the impacts of geomagnetic disturbances on the reliable operation of the bulk-power system, which might, among other things, lead to a requirement to install equipment that blocks geomagnetically induced currents on implicated transformers. On May 16, 2013, FERC issued Order No. 779, requiring NERC to submit two types of Reliability Standards for FERC’s approval. The first type would require certain owners and operators of the nation’s electricity infrastructure, such as PPL Energy Supply, to develop and implement operational procedures to mitigate the effects of geomagnetic disturbances on the bulk-power system. This NERC proposed standard was filed by NERC with FERC for approval in January 2014, and was approved on June 19, 2014. The second type is to require owners and operators of the bulk-power system to assess certain geomagnetic disturbance events and develop and implement plans to protect the bulk-power system from those events. This proposal was filed by NERC with FERC for approval by January 22, 2015 and is pending consideration by FERC. PPL Energy Supply may be required to make significant expenditures in new equipment or modifications to its facilities to comply with the new requirements. PPL Energy Supply is unable to predict the amount of any expenditures that may be required as a result of the adoption of any Reliability Standards for geomagnetic disturbances.

Environmental Matters – Domestic

Due to the environmental issues discussed below or other environmental matters, it may be necessary for PPL Energy Supply to modify, curtail, replace or cease operation of certain facilities or performance of certain operations to comply with statutes, regulations and other requirements of regulatory bodies or courts. In addition, legal challenges to new environmental permits or rules add to the uncertainty of estimating the future cost of these permits and rules.

Air

CSAPR

The EPA’s CSAPR addresses the interstate transport of fine particulates and ozone. In accordance with an October 2014 U.S. Court of Appeals decision, CSAPR establishes interstate allowance trading programs for sulfur dioxide and nitrogen oxide emissions from fossil-fueled plants in two phases: Phase 1 commenced in January 2015 and Phase 2 commences in 2017. Sulfur dioxide emissions are subject to an annual trading program and nitrogen oxide emissions are subject to annual and ozone season programs. Oral arguments pertaining to outstanding challenges to the EPA’s CSAPR will be heard before the D.C. Circuit Court on February 25, 2015.

Although PPL Energy Supply does not anticipate significant costs to comply with these programs, changes in market or operating conditions could result in impacts that are higher than anticipated.

National Ambient Air Quality Standards

In 2008, the EPA revised the National Ambient Air Quality Standard for ozone. As a result, states in the ozone transport region (OTR), including Pennsylvania, are required by the Clean Air Act to impose additional reductions in nitrogen oxide emissions based upon reasonably available control technologies. The PADEP is expected to finalize a rule in early 2015 requiring nitrogen oxide reductions for fossil-fueled plants. The EPA proposed to further strengthen the ozone standard in November 2014, which could lead to further nitrogen oxide reductions, particularly for PPL Energy Supply fossil-fueled plants within the OTR. The EPA is under court order to finalize the standard by October 1, 2015. States are also obligated to address interstate transport issues associated with new ozone standards through the establishment of “good neighbor” state implementation plans for those states that are found to contribute significantly to another states’ non-attainment. The EPA recently sent a policy memo to state agencies to facilitate the development of these plans, including modeling data showing which states are contributing. The implementation of such plans could have an impact on the structure and stringency of CSAPR Phase 2 reductions (discussed above).

In 2010, the EPA finalized a new National Ambient Air Quality Standard for sulfur dioxide and required states to identify areas that meet those standards and areas that are in “non-attainment”. In July 2013, the EPA finalized non-attainment designations for parts of the country, including part of Yellowstone County in Montana (Billings area) and part of Jefferson County in Kentucky. Attainment must be achieved by 2018. States are working to finalize designations for other areas and in April 2014, the EPA proposed timeframes for completing these designations. PPL Energy Supply anticipates that some of the measures required for compliance with the CSAPR (as discussed above), or the MATS, or the Regional Haze Rules (as discussed below), such as upgraded or new sulfur dioxide scrubbers at certain plants will help to achieve compliance with the new sulfur dioxide standard. If additional reductions were to be required, the financial impact could be significant. The short-term impact on the Corette plant from the EPA’s final designation of part of Yellowstone County in Montana as non-attainment (as noted above) is not expected to be significant, as the plant’s operations were suspended and the plant was retired in March 2015. In addition, MDEQ recently submitted a request to the EPA for a determination that this area is in attainment. If the EPA agrees with this request, then the deadlines associated with non-attainment would be suspended.

In December 2012, the EPA issued final rules that tighten the annual National Ambient Air Quality Standard for fine particulates. The rules were challenged by industry groups, and in May 2014 the D.C. Circuit Court upheld them. On January 15, 2015, the EPA published a final rule establishing area designations under the standard. Non-attainment areas in Pennsylvania were identified. PPL Energy Supply plants in Pennsylvania are not expected to be required to make further reductions towards achieving attainment.

Until final rules are promulgated, non-attainment designations are finalized and state compliance plans are developed, PPL Energy Supply cannot predict the ultimate outcome of the new National Ambient Air Quality standards for ozone, sulfur dioxide and particulate matter.

MATS

In February 2012, the EPA finalized the MATS rule requiring reductions of mercury and other hazardous air pollutants from fossil-fuel fired power plants, known as the MATS, with an effective date of April 16, 2012. The rule was challenged by industry groups and states and was upheld by the D.C. Circuit Court, in April 2014. On November 25, 2014, the U.S. Supreme Court granted a petition for review of the rule. The rule provides for a three-year compliance deadline with the potential for a one-year extension as provided under the statute. PPL Energy Supply has received compliance extensions for certain plants.

With respect to PPL Energy Supply’s Pennsylvania plants, PPL Energy Supply believes that installation of chemical additive systems and other controls may be necessary at certain coal-fired plants, the capital cost of which is not expected to be significant. PPL Energy Supply continues to analyze the potential impact of MATS on operating costs. With respect to PPL Energy Supply’s Montana plants, modifications to the air pollution controls installed at Colstrip are required, the cost of which is not expected to be significant. The Operations will be suspended at the Corette plant by April 2015 and the plant is expected to be retired in August 2015 due to expected market conditions and the costs to comply with the MATS requirements. The Corette plant asset group was determined to be impaired in December 2013. See Note 12 for additional information.

PPL Energy Supply is conducting in-depth reviews of the EPA’s recent amendments to the final rule and certain proposed corrections, none of which are currently expected to be significant.

Regional Haze and Visibility

The EPA’s regional haze programs were developed under the Clean Air Act to eliminate man-made visibility degradation by 2064. Under the programs, states are required to make reasonable progress every decade through the application, among other things, of Best Available Retrofit Technology (BART) on power plants commissioned between 1962 and 1977.

The primary power plant emissions affecting visibility are sulfur dioxide, nitrogen oxides and particulates. To date, the focus of regional haze regulation has been the western U.S. As for the eastern U.S., the EPA had determined that region-wide reductions under the CSAPR trading program could, in most instances, be utilized under state programs to satisfy BART requirements for sulfur dioxide and nitrogen oxides. However, the EPA’s determination is being challenged by environmental groups and others.

In Montana, the EPA Region 8 developed the regional haze plan as the MDEQ declined to do so. The EPA finalized the Federal Implementation Plan (FIP) for Montana in September 2012. The final FIP assumed no additional controls for Corette or Colstrip Units 3 and 4, but proposed stricter limits for Corette and Colstrip Units 1 and 2. PPL Energy Supply is meeting these stricter permit limits at Corette without any significant changes to operations, although other requirements have led to the planned suspension of operations at Corette by April 2015 (see “MATS” discussion above). Under the final FIP, Colstrip Units 1 and 2 may require additional controls, including the possible installation of an SNCR and other technology, to meet more stringent nitrogen oxides and sulfur dioxide limits. The cost of these potential additional controls, if required, could be significant. Both PPL and environmental groups have appealed the final FIP to the U.S. Court of Appeals for the Ninth Circuit, oral argument was heard in May 2014, and the parties are awaiting a decision.

New Source Review (NSR)

The EPA has continued its NSR enforcement efforts targeting coal-fired generating plants. The EPA has asserted that modification of these plants has increased their emissions and, consequently, that they are subject to stringent NSR requirements under the Clean Air Act. In April 2009, PPL received EPA information requests for its Montour and Brunner Island plants, but has received no further communications from the EPA since providing its responses. In January 2009, PPL Energy Supply and other companies that own or operate the Keystone plant in Pennsylvania received a notice of violation from the EPA alleging that certain projects were undertaken without proper NSR compliance. The companies responded to the EPA and the matter remains open. In May and November 2012, PPL Montana received information requests from the EPA regarding projects undertaken during a Spring 2012 maintenance outage at Colstrip Unit 1. The EPA requests remain an open matter. In September 2012, PPL Montana received an information request from the MDEQ regarding Colstrip Unit 1 and other projects. MDEQ formally suspended this request on June 6, 2014 in consideration of pending litigation (see “Legal Matters – Sierra Club Litigation” above). PPL Energy Supply cannot predict the outcome of these matters, and cannot estimate a range of reasonably possible losses, if any.

States and environmental groups also have commenced litigation alleging violations of the NSR regulations by coal-fired generating plants across the nation. See “Legal Matters” above for information on a lawsuit filed by environmental groups in March 2013 against PPL Montana and other owners of Colstrip.

If PPL Energy Supply subsidiaries are found to have violated NSR regulations by significantly increasing pollutants through a major plant modification, PPL Energy Supply would, among other things, be required to meet stringent permit limits reflecting Best Available Control Technology (BACT) for pollutants meeting the National Ambient Air Quality Standards (NAAQS) in the area and reflecting Lowest Achievable Emission Rates for pollutants not meeting the NAAQS in the area. The costs to meet such limits, including installation of technology at certain units, could be material.

Climate Change

As a result of the April 2007 U.S. Supreme Court decision that the EPA has authority under the Clean Air Act to regulate carbon dioxide emissions from new motor vehicles, in April 2010, the EPA and the U.S. Department of Transportation issued new light-duty vehicle emissions standards that applied beginning with 2012 model year vehicles. The EPA also clarified that this standard, beginning in 2011, authorized regulation of carbon dioxide emissions from stationary sources under the NSR and Title V operating permit provisions of the Clean Air Act. The EPA’s rules were challenged in court and on June 23, 2014 the U.S. Supreme Court ruled that the EPA has the authority to regulate carbon dioxide emissions under these provisions of the Clean Air Act but only for stationary sources that would otherwise have been subject to these provisions due to significant increases in emissions of other pollutants. As a result, any new sources or major modifications to an existing carbon dioxide source causing a net significant increase in carbon dioxide emissions must comply with BACT permit limits for carbon dioxide if it would otherwise be subject to BACT or lowest achievable emissions rate limits due to significant increases in other pollutants.

In June 2013, President Obama released his Climate Action Plan that reiterates the goal of reducing GHG emissions in the U.S. “in the range of” 17% below 2005 levels by 2020 through such actions as regulating power plant emissions, promoting increased use of renewables and clean energy technology, and establishing more restrictive energy efficiency standards. Additionally, the Climate Action Plan calls for the U.S. to prepare for the impacts of climate change. Requirements related to this could affect PPL Energy Supply and others in the industry as modifications may be needed to electricity delivery systems to improve the ability to withstand major storms in order to meet those requirements. As further described above, the EPA has proposed rules pursuant to this directive, which it expects to finalize in the second or third quarter of 2015. The EPA has also announced that it will be developing a federal implementation plan which would apply to any states that fail to submit an acceptable state implementation plan. The Administration’s increase in its estimate of the “social cost of carbon” (which is used to calculate benefits associated with proposed regulations) from $23.8 to $38 per metric ton for 2015 may also lead to more costly regulatory requirements.

In January 2014, the EPA issued a revised proposal to regulate carbon dioxide emissions from new power plants. The revised proposal calls for separate emission standards for coal and gas units based on the application of different technologies. The coal standard is based on the application of partial carbon capture and sequestration technology, but because this technology is not presently commercially available, the revised proposal effectively precludes the construction of new coal-fired plants. The standard for NGCC power plants is the same as the EPA proposed in 2012 and is not continuously achievable. The preclusion of new coal-fired plants and the compliance difficulties posed for new gas-fired plants could have a significant industry-wide impact.

The EPA has also issued proposed regulations addressing carbon dioxide emissions from existing power plants. The existing plant proposal contains state-specific rate-based reduction goals and guidelines for the development, submission and implementation of state plans to achieve the state goals. State-specific goals were calculated from 2012 data by applying EPA’s broad interpretation and definition of the Best System of Emission Reduction resulting in stringent targets to be met in two phases (2020-2029 and 2030 and beyond). The regulation of carbon dioxide emissions from existing power plants could have a significant industry-wide impact depending on the structure and stringency of the final rule and state implementation plans.

In June 2014, the EPA also proposed a regulation addressing carbon dioxide emissions from existing power plants that are modified or reconstructed. PPL Energy Supply, however, does not expect a significant impact from this rulemaking as there are no plans to modify or reconstruct their existing plants in a manner that would trigger the proposed requirements.

Based on the stringent GHG reduction requirements in the EPA’s proposed rule for existing plants, and based on information gained from public input, the PADEP is no longer expecting to achieve all required GHG reductions by solely increasing efficiency at existing fossil-fuel plants and/or reducing their generation as set forth in the PADEP’s April 10, 2014 white paper. On October 23, 2014, the Governor of Pennsylvania signed into law Act 175 of 2014, requiring the PADEP to obtain General Assembly approval of any state plan addressing GHG emissions under the EPA’s GHG rules for existing plants. The law includes provisions to minimize the exposure to a federal implementation plan due to legislative delay.

The MDEQ, at the request of the Governor of Montana, has issued a white paper outlining possible regulatory scenarios to implement the EPA’s proposed GHG rule for existing plants, including a combination of increasing energy efficiency at coal-fired plants, adding more low- and zero-carbon generation, and carbon sequestration at Colstrip. The white paper was made public in September 2014 and the MDEQ has held public meetings to present the white paper and gather comments. Legislation is also being drafted which would require legislative approval of any related plan formulated by MDEQ. PPL and PPL Energy Supply cannot predict the outcome of this legislation.

A number of lawsuits have been filed asserting common law claims including nuisance, trespass and negligence against various companies with GHG emitting plants and, although the decided cases to date have not sustained claims brought on the basis of these theories of liability, the law remains unsettled on these claims. In September 2009, the U.S. Court of Appeals for the Second Circuit in the case of AEP v. Connecticut reversed a federal district court’s decision and ruled that several states and public interest groups, as well as the City of New York, could sue five electric utility companies under federal common law for allegedly causing a public nuisance as a result of their emissions of GHGs. In June 2011, the U.S. Supreme Court overturned the Second Circuit and held that such federal common law claims were displaced by the Clean Air Act and regulatory actions of the EPA.

In 2014, PPL Energy Supply’s power plants emitted approximately 26 million tons of carbon dioxide. All tons are U.S. short tons (2,000 pounds/ton).

Renewable Energy Legislation

In Pennsylvania, a co-sponsorship memo is being circulated with the stated intent of introducing legislation increasing AEPS solar and Tier 1 targets. PPL Energy Supply cannot predict the outcome of this legislative effort.

In New Jersey, a bill (S-1475) has been introduced to increase the current Renewable Portfolio Standard (RPS) to 30% from Class I sources by 2020. The chairman of the Senate Environmental Committee convened a workgroup to look at further changes to New Jersey’s RPS law to enable New Jersey to meet emissions goals established in the state’s Global Warming Response Act. A bill (S-2444) was subsequently introduced to mandate that 80% of New Jersey’s electricity be generated from renewable resources by 2050. PPL Energy Supply cannot predict the outcome of this legislation.

PPL Energy Supply believes there are financial, regulatory and operational uncertainties related to the implementation of renewable energy mandates that will need to be resolved before the impact of such requirements on them can be estimated. Such uncertainties, among others, include the need to provide back-up supply to augment intermittent renewable generation, potential generation over-supply and downward pressure on energy prices that could result from such renewable generation and back-up, impacts to PJM’s capacity market and the need for substantial changes to transmission and distribution systems to accommodate renewable energy sources. These uncertainties are not directly addressed by proposed legislation. PPL Energy Supply cannot predict the effect on its competitive plants’ future competitive position, results of operation, cash flows and financial position of renewable energy mandates that may be adopted, although the costs to implement and comply with any such requirements could be significant.

Water/Waste

Coal Combustion Residuals (CCRs)

In June 2010, the EPA proposed two approaches to regulating the disposal and management of CCRs (as either hazardous or non-hazardous) under the RCRA. CCRs include fly ash, bottom ash and sulfur dioxide scrubber wastes. On December 19, 2014, the EPA issued its pre-publication version of the rule regulating coal combustion residuals (CCRs), imposing extensive new requirements, including location restrictions, design and operating standards, groundwater monitoring and corrective action requirements and closure and post-closure care requirements on CCR impoundments and landfills that are located on active power plants and are not closed. Under the rule the EPA will regulate CCRs as non-hazardous under Subtitle D of RCRA and allow beneficial use of CCRs, with some restrictions. The CCR Rule will become effective six months after publication in the Federal Register with publication expected in early 2015. This self-implementing rule requires posting of compliance documentation on a publically accessible website and is enforced through citizen suits. This new separate federal rule is expected to create conflicts with the existing state rules, permits, and compliance orders from the individual states. PPL Energy Supply expects that its plants using surface impoundments for management and disposal of CCRs or the past management of CCRs and continued use to manage waste waters will be most impacted by this rule. The rule’s specific closure requirements for CCR impoundments and landfills may require increases to AROs for these facilities at PPL Energy Supply’s coal-fired plants.

PPL Energy Supply cannot predict how this rule will impact its facilities, but the financial and operational impact could be significant.

Seepages and Groundwater Infiltration – Pennsylvania and Montana

Seepages or groundwater infiltration have been detected at active and retired wastewater basins and landfills at various PPL Energy Supply plants. PPL Energy Supply has completed or is completing assessments of seepages or groundwater infiltration at various facilities and have completed or are working with agencies to respond to notices of violations and implement assessment or abatement measures, where required or applicable. A range of reasonably possible losses cannot currently be estimated.

In August 2012, PPL Montana entered into an Administrative Order on Consent (AOC) with the MDEQ which establishes a comprehensive process to investigate and remediate groundwater seepage impacts related to the wastewater facilities at the Colstrip power plant. The AOC requires that within five years, PPL Montana provide financial assurance to the MDEQ for the costs associated with closure and future monitoring of the waste-water treatment facilities. PPL Montana cannot predict at this time if the actions required under the AOC will create the need to adjust the existing ARO related to these facilities.

In September 2012, Earthjustice filed an affidavit pursuant to Montana’s Major Facility Siting Act (MFSA) that sought review of the AOC by Montana’s Board of Environmental Review (BER) on behalf of the Sierra Club, the MEIC and the National Wildlife Federation. In September 2012, PPL Montana filed an election with the BER to have this proceeding conducted in Montana state district court as contemplated by the MFSA. In October 2012, Earthjustice filed a petition for review of the AOC in the Montana state district court in Rosebud County. This matter was stayed in December 2012. In April 2014, Earthjustice filed a motion for leave to amend the petition for review and to lift the stay which was granted by the court in May 2014. PPL Montana and the MDEQ responded to the amended petition and filed partial motions to dismiss in July 2014, which were both denied in October 2014. Discovery is ongoing, and a bench trial is set for April 2016.

Clean Water Act 316(b)

The EPA’s final 316(b) rule for existing facilities became effective on October 14, 2014, and regulates cooling water intake structures and their impact on aquatic organisms. States are allowed considerable authority to make site-specific determinations under the rule. The rule requires existing facilities to choose between several options to reduce the impact to aquatic organisms that become trapped against water intake screens (impingement) and to determine the intake structure’s impact on aquatic organisms pulled through a plant’s cooling water system (entrainment). Plants already equipped with closed-cycle cooling, an acceptable option, would likely not incur substantial costs. Once-through systems would likely require additional technology to comply with the rule. Only Brunner Island units are expected to be impacted. PPL Energy Supply is evaluating compliance strategies but does not presently expect the compliance costs to be material.

Effluent Limitations Guidelines (ELGs) and Standards

In June 2013, the EPA published proposed regulations to revise discharge limitations for steam electric generation wastewater permits. The proposed limitations are based on the EPA review of available treatment technologies and their capacity for reducing pollutants and include new requirements for fly ash and bottom ash transport water and metal cleaning waste waters, as well as new limits for scrubber wastewater and landfill leachate. The EPA’s proposed ELG regulations contain requirements that would affect the inspection and operation of CCR facilities if finalized as proposed. The EPA has indicated that it will coordinate these regulations with the regulation of CCRs discussed above. The proposal contains alternative approaches, some of which could significantly impact PPL Energy Supply’s coal-fired plants. The final regulation is expected to be issued by the third or fourth quarter of 2015. At the present time, PPL Energy Supply is unable to predict the outcome of this matter or estimate a range of reasonably possible costs, but the costs could be significant.

Pending finalization of the ELGs, certain states (including Pennsylvania) and environmental groups are proposing more stringent technology-based limits in permit renewals. Depending on the final limits imposed, the costs of compliance could be significant and costs could be imposed ahead of federal timelines.

Waters of the United States (WOTUS)

On April 21, 2014, the EPA and the U.S. Army Corps of Engineers (Army Corps) published a proposed rule defining WOTUS that could greatly expand the federal government’s interpretation of what constitutes WOTUS subject to regulation under the Clean Water Act. If the definition is expanded as proposed by the EPA and the Army Corps, permits and other regulatory requirements may be imposed for many matters presently not covered (including vegetation management for transmission lines and activities affecting storm water conveyances and wetlands), the implications of which could be significant. The EPA plans to make certain changes to the proposed regulation based on comments received. The U.S. House and Senate are considering legislation to block this regulation. Until a final rule is issued, PPL Energy Supply cannot predict the outcome of the pending rulemaking.

Other Issues

The EPA is reassessing its polychlorinated biphenyls (PCB) regulations under the Toxic Substance Control Act, which currently allow certain PCB articles to remain in use. In April 2010, the EPA issued an Advanced Notice of Proposed Rulemaking for changes to these regulations. This rulemaking could lead to a phase-out of all or some PCB-containing equipment. The EPA is planning to propose the revised regulations in 2015. PCBs are found, in varying degrees, in all of PPL Energy Supply’s operations. PPL Energy Supply cannot predict at this time the outcome of these proposed EPA regulations and what impact, if any, they would have on its facilities, but the costs could be significant.

A subsidiary of PPL Energy Supply has investigated alternatives to exclude fish from the discharge channel at its Brunner Island plant. In June 2012, a Consent Order and Agreement (COA) with the PADEP was signed, allowing the subsidiary to study a change in a cooling tower operational method that may keep fish from entering the channel. The COA required a retrofit of impingement control technology at the intakes to the cooling towers, at a cost that would have been significant. Based on the results of the first year of study, the PADEP has suggested closing the COA and writing a new COA to resolve the issue. PPL is in negotiations with the agency at this time. PPL Energy Supply cannot predict at this time the outcome of the proposed new COA and what impact, if any, it would have on their facilities, but the costs could be significant.

Superfund and Other Remediation

Under the Pennsylvania Clean Streams Law, subsidiaries of PPL Generation are obligated to remediate acid mine drainage at former mine sites and may be required to take additional steps to prevent potential acid mine drainage at previously capped refuse piles. One PPL Generation subsidiary was pumping mine water at two former mine sites and treating water at one of these sites. Another PPL Generation subsidiary has installed a passive wetlands treatment system at a third site. In December 2013, PPL Generation subsidiaries reached an agreement of sale for one of the two pumping mine sites and the passive wetlands treatment system at the third site. These sales were finalized in the fourth quarter of 2014 and responsibilities were transferred to the new owner. PPL Generation subsidiaries will no longer be responsible for operating and maintaining these two sites. At December 31, 2014, PPL Energy Supply had accrued a discounted liability of $19 million to cover the costs of pumping and treating groundwater at the remaining mine site for 50 years. PPL Energy Supply discounted this liability based on a risk-free rate of 8.41% at the time of the mine closure. Expected undiscounted payments are estimated to be insignificant for each of the years 2015 through 2019, and $93 million for work after 2019.

From time to time, PPL Energy Supply undertakes remedial action in response to notices of violations, spills or other releases at various on-site and off-site locations, negotiate with the EPA and state and local agencies regarding actions necessary for compliance with applicable requirements, negotiate with property owners and other third parties alleging impacts from PPL Energy Supply’s operations and undertake similar actions necessary to resolve environmental matters that arise in the course of normal operations. Based on analyses to date, resolution of these environmental matters is not expected to have a significant adverse impact on PPL Energy Supply’s operations.

Future cleanup or remediation work at sites currently under review, or at sites not currently identified, may result in significant additional costs for PPL Energy Supply.

Other

Nuclear Insurance

The Price-Anderson Act is a United States Federal law governing liability-related issues and ensures the availability of funds for public liability claims arising from an incident at any U.S. licensed nuclear facility. It also seeks to limit the liability of nuclear reactor owners for such claims from any single incident. At December 31, 2014, the liability limit per incident is $13.6 billion for such claims which is funded by insurance coverage from American Nuclear Insurers and an industry assessment program.

December 31, 2014, the liability limit per incident is $13.6 billion for such claims which is funded by insurance coverage from American Nuclear Insurers and an industry assessment program.

Under the industry assessment program, in the event of a nuclear incident at any of the reactors covered by The Price-Anderson Act, as amended, PPL Susquehanna could be assessed up to $255 million per incident, payable at $38 million per year.

Additionally, PPL Susquehanna purchases property insurance programs from NEIL, an industry mutual insurance company of which PPL Susquehanna is a member. At December 31, 2014, facilities at the Susquehanna plant are insured against property damage losses up to $2.0 billion. PPL Susquehanna also purchases an insurance program that provides coverage for the cost of replacement power during prolonged outages of nuclear units caused by certain specified conditions.

Under the NEIL property and replacement power insurance programs, PPL Susquehanna could be assessed retrospective premiums in the event of the insurers’ adverse loss experience. This maximum assessment is $46 million.

Labor Union Agreement

In May 2014, PPL Energy Supply’s bargaining agreement with its largest IBEW local expired. PPL Energy Supply finalized a new three-year labor agreement with IBEW local 1600 in May 2014 and the agreement was ratified in early June 2014.

As part of efforts to reduce operations and maintenance expenses, the new agreement offered a one-time voluntary retirement window to certain bargaining unit employees. The benefits offered under this provision are consistent with the standard separation program benefits for bargaining unit employees. At December 31, 2014, the following total separation benefits were recorded.

Pension Benefits	$11
Severance Compensation	6

Total Separation Benefits	$17

Number of Employees	105

The separation benefits are included in “Other operation and maintenance” on the Statement of Income. The liability for pension benefits is included in “Accrued pension obligations” on the Balance Sheet at December 31, 2014. All of the severance compensation was paid in 2014. The remaining terms of the new labor agreement are not expected to have a significant impact on the financial results of PPL Energy Supply.

Guarantees and Other Assurances

In the normal course of business, PPL Energy Supply enters into agreements that provide financial performance assurance to third parties on behalf of certain subsidiaries. Such agreements include, for example, guarantees, stand-by letters of credit issued by financial institutions and surety bonds issued by insurance companies. These agreements are entered into primarily to support or enhance the creditworthiness attributed to a subsidiary on a stand-alone basis or to facilitate the commercial activities in which these subsidiaries engage.

The table below details guarantees provided as of December 31, 2014. “Exposure” represents the estimated maximum potential amount of future payments that could be required to be made under the guarantee. The probability of expected payment/performance under each of these guarantees is remote except for “Indemnifications for sales of assets.” The total recorded liability at December 31, 2014 was $13 million for PPL Energy Supply.

	Exposure at December 31, 2014		Expiration Date
Letters of credit issued on behalf of affiliates	$25	(a)	2015 – 2016
Indemnifications for sales of assets	1,150	(b)	2016 – 2025

(a)	Standby letter of credit arrangements under PPL Energy Supply’s credit facilities for the purposes of protecting various third parties against nonperformance by PPL.
(b)	Indemnifications are governed by the specific sales agreement and include breach of the representations, warranties and covenants, and liabilities for certain other matters. PPL Energy Supply’s maximum exposure with respect to certain indemnifications and the expiration of the indemnifications cannot be estimated because the maximum potential liability is not capped by the transaction documents and the expiration date is based on the applicable statute of limitations. The exposure and expiration date noted is based on those cases in which the agreements provide for specific limits. The exposure at December 31, 2014 includes amounts related to the sale of the Montana Hydroelectric facilities. See Note 4 for additional information related to the sale.

PPL Energy Supply provides other miscellaneous guarantees through contracts entered into in the normal course of business. These guarantees are primarily in the form of indemnification or warranties related to services or equipment and vary in duration. The amounts of these guarantees often are not explicitly stated, and the overall maximum amount of the obligation under such guarantees cannot be reasonably estimated. Historically, no significant payments have been made with respect to these types of guarantees and the probability of payment/ performance under these guarantees is remote.

PPL, on behalf of itself and certain of its subsidiaries, maintains insurance that covers liability assumed under contract for bodily injury and property damage. The coverage provides maximum aggregate coverage of $225 million. This insurance may be applicable to obligations under certain of these contractual arrangements.